SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 22, 2003

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                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                      0-24960                   88-0320154
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
                  (Address, including zip code, of registrant's
                           principal executive office)

                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

    EXHIBIT
    NUMBER        EXHIBIT TITLE
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     99.1        Covenant  Transport,  Inc. press release announcing first
                 quarter financial and operating results

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

     The following information regarding the press release of Covenant Transport, Inc. (the "Company") announcing its first quarter financial and operating results is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to
Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On Tuesday, April 22, 2003, Covenant Transport, Inc., a Nevada corporation (the "Company"), released its first quarter financial and operating results (the "Press Release") after the close of the market and will be holding a live conference call to discuss the Press Release and other matters on Wednesday, April 23, 2003, at 11:00 a.m. ET. The Press Release, as well as the prepared remarks containing certain statistical and financial data that will be discussed on the conference call, are available on the Company's website, www.covenanttransport.com, under "Investor Relations." A copy of the Press Release is attached to this report as Exhibit 99.1. Instructions on how to listen to the live conference call are available in the Press Release and also on the Company's website under "Conference Call Information."

     The information herein (including the exhibits hereto) and the statements by Company representatives during the conference call contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COVENANT TRANSPORT, INC.


Date: April 23, 2003          /s/ Joey B. Hogan
                            ---------------------------------------
                            Joey B. Hogan
                            Senior Vice President and Chief Financial Officer


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                             EXHIBIT INDEX

 99.1 Covenant Transport, Inc. press release announcing first quarter financial and operating results